SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 24, 1998

                             DIPLOMAT CORPORATION

            (Exact name of registrant as specified in its charter)

DELAWARE                   0-22432                           13-3727399
(State or other            (Commission                       (IRS Employer
jurisdiction of            File Number)                      Identification No.)
incorporation)

                              25 KAY FRIES DRIVE
                             STONY POINT, NY 10980
         (Address of principal executive offices, including zip code)

                                (914) 786-5552
             (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 24, 1998, the registrant completed the sale of substantially all of the assets of its wholly owned subsidiary, Biobottoms, Inc. The sale closed on April 17, 1998. The asset purchase agreement and corresponding schedules and exhibits were completed on April 24, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a),(b)  Financial Statements.

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                  No financial statements are being provided in connection with the sale of the Biobottoms, Inc. assets.

                  On March 6, 1998, the registrant filed a report on Form 8-K disclosing the acquisition of Lew Magram, Ltd. The financial statements to be filed within 60 days of such filing have not been completed. The registrant anticipates providing such financial statements prior to June 3, 1998 by amendment to the Form 8-K filed on March 6, 1998.

(c)      Exhibits.

99.1 Asset Purchase Agreement dated April 17, 1998 among Genesis Direct Thirty-Four, LLC and Biobottoms, Inc. and Diplomat Corporation. (exhibits and schedules omitted)

99.2 Promissory Note dated April 17, 1998 issued by Genesis Direct Thirty-Four, LLC to Biobottoms, Inc. (exhibit omitted)

99.3     Press Release dated April 22, 1998

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 1998

                                  DIPLOMAT CORPORATION

                                  By: /s/ Jonathan Rosenberg
                                     ------------------------------------
                                          Jonathan Rosenberg
                                          Chief Executive Officer


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                               INDEX TO EXHIBITS

NO.      DESCRIPTION

99.1 Asset Purchase Agreement dated April 17, 1998 among Genesis Direct Thirty-Four, LLC and Biobottoms, Inc. and Diplomat Corporation. (exhibits and schedules omitted)

99.2 Promissory Note dated April 17, 1998 issued by Genesis Direct Thirty-Four, LLC to Biobottoms, Inc. (exhibit omitted)

99.3     Press Release dated April 22, 1998